UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                             Investment Company Act
                              file number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                  (206) 624-6166
		Registrant's telephone number, including area code

			Date of fiscal year end: December 31

		Date of reporting period: December 2, 2003

ITEM 1. REPORTS TO SHAREHOLDERS

                       KAVILCO INCORPORATED NEWSLETTER
                                DECEMBER 2003

DIVIDEND DECLARATION
--------------------

I am pleased to announce that on November 15, 2003, the Board of Directors declared a cash dividend of $111.50 per share. This dividend will be paid to shareholders of record as of November 17, 2003. The dividend is payable on December 2, 2003. Your dividend check is enclosed with this newsletter if you do not have direct deposit.

HISTORICAL DISTRIBUTION FACTS
-----------------------------
After the 1980 timber sale to ITT Rayonier, Kavilco had a net worth (assets/liabilities) of $22,812,918

As of 2003, Kavilco has made $38,077,431 in dividend payments. We DISTRIBUTED THE ENTIRE NET WORTH of Kavilco, while we increased our net asset base to $39,723,270.

Since 1980 shareholders with 100 shares have received a total of $317,312. Thirteen and a half years ago shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. It is hard to imagine that, since then, a person owning 100 shares is $73,012 richer because we are an investment company. An added benefit of being a registered investment company is that Kavilco is subject to SEC regulations protecting shareholders.

HIGHLIGHTS OF THE ANNUAL MEETING
--------------------------------
PRESIDENT'S REPORT

A moment of silence was requested in memory of Rosemarie Trambitas.

* Ramona Hamar was presented with a plaque commemorating her 30 years of service as an honored member of the Board of Directors

* Kavilco and KHHF were not awarded the $5 million appropriation to renovate Chief Son-I-Hat's Whale House and Totem park, but they intend to apply again next year.

* Kavilco hopes to have a corporate website up and running. Please look for it at: http//:www.kavilco.com

CFO'S REPORT
------------
Mr. Burns divided his discussion of the portfolio into three parts. The first topic was an update on the investments that were under financial stress last year. Xcel Energy Inc.'s wholly owned subsidiary NRG declared bankruptcy last year. There was a concern that this would result in Xcel also filing for bankruptcy. The bankruptcy should be settled in December and future interest payments will not be impacted.

The Securities and Exchange Commission found that Qwest Communication fraudulently misstated $2.4 billion in revenue. The Justice Department has filed a 12-count criminal indictment against three former Qwest executives. On the positive side, Qwest has been selling assets and using the proceeds to reduce debt thus reducing the near-term threat of default on their debt.

Lastly, there is Ford Motor Company. Although this company has been reducing costs at a feverishly pace, it still has a long ways to go. If the opportunity arises, this issue will be sold.

The second topic involves our Treasury bond trading strategy. In an attempt to offset the major decline in interest rates, at our November 2002 board meeting the board approved a strategy whereby ten-year Treasury bonds would be actively traded. The goal was to trade bonds in the volatile interest rate environment in order to capture capital gains. The foregoing strategy depended on declining interest rates. For the previous 10 months over $34 million of trades were made. By way of comparison, for the same period in 2002, we had only $5 million in trades. The fruits of our labor resulted in $252,000 in capital gains that has been included in your December dividend.

Lastly, what about the future? Interest rates have been trending up which precludes any major capital gains in the bond market. The upward pressure on interest rates can be attributed, in large part, to a bear market in the dollar, major trade and budget deficits in the U.S., and inflation is starting to creep back as the dollar drops and the economy improves. So we can expect interest rates to rise in the near future, barring an economic catastrophe. On the bright side, higher interest rates will afford us an opportunity to start investing in the bond market.

The stock market has been in a bull market rally since the end of March of this year. From a historical perspective, bull market rallies can occur in secular bear markets. The reason why these brief violent and spectacular rallies don't have legs is that the stock valuations are way too high. As a matter of fact, we are almost back to the mania days before the stock market bubble burst. We are cognizant of the fact that in a bear market all investors lose money. The winner is the investor that loses the least. However, we feel that there is still some investment opportunities in companies that deal with raw materials. Since the dollar's fall (we consider the dollar to be in a secular bear market), gold and other raw materials have rallied.

SHAREHOLDER COMMENTS:
---------------------
John Trambitas asked about a possible museum in Kasaan. He has offered possessions of Chief Son-I-Hat for Kavilco's heritage.

Erma Lawrence has been working on collecting pictures (for Kavilco to use) as well as her personal written material.

Willard Jones asked about the frequency of Board meetings.

Eleanor Hadden asked that the Elders be acknowledged, the Chair and shareholders acknowledged the Elders.

Mary Jones acknowledged the members of the KHHF and Elders for their work in language and cultural preservation.

Erma Lawrence made a donation to the KHHF in memory of Vincent and Marjorie Sinclair.

Della Coburn asked the status of Kavilco's Land Plan.

     Louis Thompson responded by saying the Land Use Plan will be finished by Spring.

Della Coburn said she knew of a person interested in buying the bunkhouse.

     Louis Thompson said to have the person submit a proposal.

Willard Jones asked about the second harvest of timber.

Louis Thompson explained about natural regeneration vs. planing and pre-commercial thinning.

Erma Lawrence commended the Board and Scott Burns for their work and dedication. She also reaffirmed her dedication in working for the preservation of Kasaan's Haida culture and language.

Louis Thompson recognized the 100th Birthday of Pauline Blackstad, who was unable to attend the meeting.

Laird Jones announced that an auction would take place after the shareholder dinner. Items would also be available for sale and there will be a drawing as well. Proceeds go to KHHF.

Fred Olsen Jr. will not be able to show his new film at the dinner because of another engagement, but will have the work completed by next year.

Louis Jones Sr. gave thanks to past board members Della Coburn, Fred Olsen, Sr. and Willard Jones.

ELECTION RESULTS
----------------
On the proxy ballot this year were Louis Jones Sr., John Campbell and Kenneth Gordon. All three were re-elected with no opposition.

Also on the ballot was the ratification of the selection of Anderson ZurMuehlen & Co., P.C. as Kavilco's independent public accountants. Votes for: 5,544; against: 125; abstain: 1,230.

At the organizational meeting of the Board of Directors following the Annual Meeting all of the incumbent officers were re-elected.

Kavilco's Officers are:

Louis Thompson, President
Louis Jones, Sr., Vice President
John Campbell, Secretary
Scott Burns, Chief Financial Officer

As always, please feel free to call me at (907) 542-2214, or our Seattle office at 1-800-786-9574.

Sincerely,
/s/Louis A. Thompson
Louis A. Thompson
President/CEO

ITEM 2. CODE OF ETHICS

Not Applicable (disclosure required in Annual Report on N-CSR only).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not Applicable (disclosure required in Annual Report on N-CSR only).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable (disclosure required in Annual Report on N-CSR only).

ITEM 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On November 14, 2003 the Board of Directors adopted Resolution 11-14-03b which reads as follows:

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues.
In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.
         RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management's recommendations on any corporate proposals that appear on the proxy.
         RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.
         RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file of form N-PX with SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30,2004. In addition, this information will be available on Kavilco's Web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstance

/s/Louis A Thompson
Louis A. Thompson, President

/s/John Campbell
John Campbell, Secretary

Hereto affixed is the Corporate Seal.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES
(a) The registrant's President and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940) are effective in design and operation and are sufficient to form the basis of the certifications required, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. - EXHIBITS

(a)  Not Applicable
(b)(1) Filed as Exhibit
(b)(2) Filed as Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Kavilco Incorporated and in the capacities and on the dates indicated.

By /s/Louis A. Thompson
Louis A. Thompson
Chief Executive Officer
August 21, 2003

By /s/Scott Burns
Scott Burns
Chief Financial Officer
August 21, 2003